UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2016

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11657 (Commission File Number)	36-4062333 (IRS Employer Identification No.)

14901 South Orange Blossom Trail, Orlando, Florida	32837
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 407-826-5050

____________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On September 26, 2016, the Board of Directors (the “Board”) of Tupperware Brands Corporation (the “Company”) elected Patricia (Tricia) A. Stitzel, 51, to the position of President and Chief Operating Officer, effective October 1, 2016. Currently, Ms. Stitzel serves as the Company’s Group President, Americas, a position she has held since January 2014. Prior to this role, Ms. Stitzel served as Senior Area Vice President, Central Europe since 2012 and prior thereto in various leadership positions for the Company in Europe. In connection with the promotion of Ms. Stitzel, the Board approved an increase in Ms. Stitzel’s base salary to $500,000 and an increase in her annual incentive program target to 75% of her base salary, effective as of October 1, 2016. In addition, the Compensation and Management Development Committee of the Board approved a special restricted stock unit award to Ms. Stitzel with a grant date of October 3, 2016, in the aggregate grant date fair value of $400,000, which award will cliff vest on its three year anniversary, subject to the standard terms and conditions of the Company’s 2016 Incentive Plan. Ms. Stitzel has not engaged in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.
Also on September 26, 2016, the Board elected Simon C. Hemus, 66, to the position of Vice Chairman (a non-director executive position), effective October 1, 2016. Mr. Hemus currently serves as the Company’s President and Chief Operating Officer, a position he has held since January 2007. Mr. Hemus has not engaged in any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on September 27, 2016 announcing the elections of Ms. Stitzel and Mr. Hemus. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Item No.        Exhibit

99.1	Tupperware Brands Corporation press release dated September 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date: September 27, 2016	By:	/s/ Karen M. Sheehan
Name: Karen M. Sheehan
Title: Vice President and Deputy General Counsel